UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (date of earliest event reported): November 7, 2024
Enhabit, Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-41406	47-2409192
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

6688 N. Central Expressway, Suite 1300, Dallas, Texas 75206
(Address of principal executive offices, including zip code)
(214) 239-6500
(Registrant’s telephone number, including area code)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.01 per share	EHAB	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
    Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Explanatory Note

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
Chief Financial Officer Appointment
On November 7, 2024, Enhabit, Inc. (the “Company” or “Enhabit”) announced the appointment of Ryan Solomon to serve as Chief Financial Officer (“CFO”), effective December 9, 2024. Mr. Solomon, age 45, brings over 20 years of corporate strategy and finance experience, including eight years as CFO in the home health and hospice space and other industries. Mr. Solomon previously served as CFO of AccentCare, a national leader in home health services, personal care services and hospice care, from February 2020 to October 2023. At AccentCare, Mr. Solomon was responsible for financial planning, accounting, tax, treasury, revenue cycle, corporate development, and internal audit—functions he will also oversee at Enhabit. Mr. Solomon will also leverage his experience in building successful finance teams, systems integration, mergers and acquisitions, and operational business planning. Mr. Solomon joins Enhabit after serving most recently as CFO of Aspirion, a leading technology-enabled healthcare revenue cycle management provider for revenue integrity and complex claims, since October 2023. Prior to his roles at AccentCare and Aspirion, Mr. Solomon held roles with increasing responsibility in finance and strategic planning at Apple Leisure Group, an international multi-billion-dollar hospitality conglomerate that he ultimately served as CFO from January 2018 to February 2020; Alcon Laboratories and American Airlines.
There are no arrangements or understandings between Mr. Solomon and any other persons pursuant to which he was selected as CFO. There are also no family relationships between Mr. Solomon and any director or executive officer of the Company, and he has no direct or indirect material interest in any transaction with the Company required to be disclosed pursuant to Item 404(a) of Regulation S-K.
In connection with his employment, Mr. Solomon:
•will be paid an annual base salary of $500,000;
•will participate in the Company’s Senior Management Bonus Plan with a target cash bonus of 70% of annual base salary, prorated in the first year;
•will participate in the Company’s Long-Term Incentive Plan and receive annual long-term incentive awards with a target annual equity grant of 125% of annual base salary;
•will be awarded restricted stock units (the “RSU Award”) with a value equal to $1,000,000, which will vest 50% on the first anniversary of the date of grant, 25% on the second anniversary of the date of grant, and 25% on the third anniversary of the date of grant;
•will receive a one-time lump sum cash payment upon hire in the amount of $300,000, subject to a two-year clawback for voluntary departure without good reason or termination for cause;
•will participate in the Executive Change in Control Benefits Plan, which describes the duties and obligations of the Company and Mr. Solomon upon a change in control event;
•will participate in the Executive Severance Plan, which describes the duties and obligations of the Company and Mr. Solomon if employment is terminated by Mr. Solomon for Good Reason or by the Company other than for Cause (each as defined in the Executive Severance Plan); and
•will enter into a Restrictive Covenants Agreement, which describes the confidentiality, non-competition and non-solicitation obligations of Mr. Solomon during his employment with the Company and for 12 months following termination, whether voluntary or involuntary.
With respect to the Executive Change in Control Benefits Plan and Executive Severance Plan, in the event of Mr. Solomon’s termination without Cause, or his resignation for Good Reason (each as defined in the respective plans), Mr. Solomon is entitled to receive a cash severance payment in the amount of 1.75 times his annual base salary, benefit plan continuation for 12 months, and vesting of a prorated portion of any then-unvested equity awards, subject to Mr. Solomon’s execution of a restrictive covenant and release agreement.

The foregoing descriptions of the Executive Change in Control Benefits Plan, Executive Severance Plan, and Restrictive Covenants Agreement are qualified in their entirety by reference to the full text of such agreements which are filed as Exhibits 10.1, 10.2, and 10.3, respectively, to this Current Report on Form 8-K and are incorporated herein by reference.
The RSU Award and long-term incentive awards will be subject to the terms and conditions set forth in the Enhabit, Inc. 2022 Omnibus Performance Incentive Plan (the “Incentive Plan”). Time-based restricted stock units and performance-based restricted stock units will be further subject to the terms and conditions set forth on the Form of Restricted Stock Unit Agreement (the “RSU Agreement”) and the Form of Performance-Based Restricted Stock Unit Agreement (the “PRSU Agreement”), each adopted pursuant to the Incentive Plan. The Incentive Plan, the RSU Agreement, and the PRSU Agreement are filed as Exhibits 10.4, 10.5, and 10.6, respectively, to this Current Report on Form 8-K and are incorporated herein by reference.
Item 7.01. Regulation FD Disclosure.*
A copy of the press release issued by the Company on November 7, 2024, announcing Mr. Solomon’s appointment is furnished as Exhibit 99.1 to this Current Report on Form 8-K.
Item 9.01. Financial Statements and Exhibits.
(d)    Exhibits.

Exhibit Number	Description
10.1	Form of Executive Change in Control Benefits Plan (incorporated by reference to Exhibit 10.2 to Enhabit, Inc.’s Current Report on Form 8-K filed on February 28, 2023).
10.2	Form of Executive Severance Plan (incorporated by reference to Exhibit 10.1 to Enhabit, Inc.’s Current Report on Form 8-K filed on February 28, 2023).
10.3	Form of Restrictive Covenants Agreement by and between the Company and Ryan Solomon (filed herewith).
10.4	Enhabit, Inc. 2022 Omnibus Performance Incentive Plan (incorporated by reference to Exhibit 10.1 to Enhabit, Inc.’s Current Report on Form 8-K filed on July 5, 2022).
10.5
Form of Restricted Stock Unit Agreement pursuant to the Enhabit, Inc. 2022 Omnibus Performance Incentive Plan (incorporated by reference to Exhibit 10.5 to Enhabit, Inc.'s Annual Report on Form 10-K filed on April 14, 2023).

10.6
Form of Performance-Based Restricted Stock Unit Agreement pursuant to the Enhabit, Inc. 2022 Omnibus Performance Incentive Plan (incorporated by reference to Exhibit 10.6 to Enhabit, Inc.'s Annual Report on Form 10-K filed on April 14, 2023).

99.1	Press release dated November 7, 2024 (furnished herewith).*
104	Cover Page Interactive Data File - the cover page iXBRL tags are embedded within the Inline XBRL document

* The information in Item 7.01, including Exhibit 99.1, is being “furnished” and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that Section and shall not be incorporated into any registration statement or other document pursuant to the Securities Act of 1933, as amended, or the Exchange Act, unless specifically identified as being incorporated therein by reference.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

ENHABIT, INC.
By:	/s/ Dylan C. Black
	Name:	Dylan C. Black
	Title:	General Counsel
Dated: November 7, 2024